Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24BH

ONE HUNDRED TENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundred Tenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”), and Charter Communications Holding Company, LLC (“Customer”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided the Front Counter Enhancement (as defined in the Agreement) for Customer’s use, pursuant to the Agreement, as more particularly described in the Seventeenth Amendment to Schedule I-9 (New York City Division Addendum) of the Agreement, effective as of October 24, 2012 (CSG document no. 2313135) (the “Addendum”), as amended by the Eighty-seventh Amendment to the Agreement, effective as of August 25, 2014 (CSG document no. 2506640) (the “87th Amendment”); and

WHEREAS, Customer desires to use and CSG agrees to provide a further enhancement to Customer’s Front Counter Enhancement.

NOW, THEREFORE, CSG and Customer agree as follows, as of the Effective Date (defined below):

1.

Customer hereby requests and CSG agrees to implement an enhancement to Customer’s Front Counter Enhancement such that the Front Counter receipt printer will have the capability to support Customer’s virtual desktop infrastructure (“VDI”) (herein, the “VDI Enhancement”).

2.	Additionally, CSG and Customer agree that the fees reflected in the Addendum shall be deleted in their entirety.

3.	As a result, Schedule F, “Fees,” shall be amended to add the following fees:

Description of Item/Unit of Measure	Frequency	Fee
A.Front Counter Enhancement
1.Implementation Fee (Note 1)	********	*****
2.******* Recurring Support Fee (Note 4) (Note 5) (Note 6)	*******	$********
B.Front Counter VDI Enhancement
1.VDI Enhancement Implementation Fee (Note 2)	********	*****

2.********** ******* Recurring ******* Fee (for **** and ******** (***) ********** ******* ******* ***** for, ************, the Front Counter Enhancement and the Front counter VDI Enhancement) (Note 3) (Note 4) (Note 5) (Note 6)

	*******	$******

Note 1: Implementation shall be set forth in a separately executed Statement of Work.

Note 2: The VDI Enhancement Implementation Fee shall be set forth in that certain mutually agreed upon Statement of Work entitled “Add Virtual Desk Infrastructure (VDI) Enhancement to Front Counter Receipt Printer” (CSG document no. 4113083) (the “SOW”).

Note 3: Upon completion of the implementation of the VDI Enhancement CSG shall provide an ********** **** and ******** (***) ***** of ******* ******* for, ************, the Front Counter Enhancement and the Front Counter VDI Enhancement (the “********** ******* *****”). CSG shall invoice Customer and Customer shall pay the ********** ******* ********* ******* *** for, ************, the Front Counter Enhancement and the Front Counter VDI Enhancement as provided in section B.2 of the above table.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 4: For purposes of clarification, such ********** **** and ******** (***) ***** of ******* ******* is in addition to the ******** (**) ***** of ******* ******* already provided by CSG to Customer for the initial Front Counter Enhancement, as provided in section A.2.of the above table (************, the ******* ******* ***** referenced in this Note 4 are the “******* *****”). Upon completion of implementation of the VDI Enhancement, the ********* ******* ******** ***** ******* ******* ***** for the Front Counter Enhancement and the Front counter VDI Enhancement will be ******** and *** **** (****) *****.

Note 5: The ******* ***** are not ********** on a ***** ** ***** *****. ******* ***** *** **** in any ***** **** *** ** ******* **** to any ********** *****. ******* ***** requested by Customer in any *** (*) ***** that will result in the need for ***** in excess of ******* ***** will require CSG and Customer to execute a separate statement of work or letter of authorization describing ******* ******** in such ***** and the related fees at ********** ************ ********* ******** **** ****.  ******* ***** may be ********** ** ******** upon ***** (**) ***** ***** ******* ****** (email is sufficient) to ***, with ** ***** ** ****** ** *** **** ****.

Note 6: Upon completion of implementation of the Front Counter VDI Enhancement, CSG will invoice Customer ******* for the ********** ******* ********* ******* *** in accordance with the terms and conditions of the Agreement until the **** ****** ******* ****** for the ****** ***** ******* *******. Commencing on the **** ****** ******* ****** for the ****** ***** ******* *******, the ********** ******* ********* ******* *** shall begin being invoiced ******** instead of ******* as part of the ****** ***** ******* *******.

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP, Billing Strat & Opns	Title: SVP, Secretary & General Counsel
Date: 12/5/16	Date: 12/5/16